EXHIBIT 10.16

                            INDEMNIFICATION AGREEMENT

         This INDEMNIFICATION AGREEMENT, dated as of January 2, 2003, by and between THE SAGEMARK COMPANIES LTD., a corporation organized under the laws of the State of New York (the "Corporation"), with its principal office located at 1285 Avenue of the Americas, New York, New York 10022 and THEODORE B. SHAPIRO, STEPHEN A. SCHULMAN, M.D., ROBERT L. BLESSEY, EDWARD D. BRIGHT, ABDALLAH S. MISHRICK and GEORGE W. MAHONEY, individuals with an address at c/o Premier P.E.T. Imaging International, Inc., 2300 Glades Road, Suite 100W, Boca Raton, Florida 33431(each an "Indemnitee" and collectively, the "Indemnitees").

         WHEREAS, the substantial increase in corporate litigation subjects directors and officers of corporations and others to expensive litigation risks at the same time that the availability of competent and qualified directors, officers, employees, consultants, advisers and agents has been greatly reduced, and the coverage offered by director's and officer's liability insurance has been severely limited;

         WHEREAS, Indemnitees do not regard the protection available under the Corporation's Articles of Incorporation, By-Laws and professional liability insurance as adequate in the present circumstances and are not willing to serve as officers and/or directors of the Corporation without adequate protection, and the Corporation desires Indemnitees to serve in such capacities;

         WHEREAS, as a condition to the Indemnitees' agreement to continue to serve as officers and/or directors of the Corporation, each of the Indemnitees requires that he be indemnified from liability to fullest extent permitted by law; and

         WHEREAS, the Corporation is willing to indemnify each of the Indemnitees to the fullest extent permitted by law in order to retain the services of the Indemnitees.

         NOW, THEREFORE, for and in consideration of the mutual promises and covenants herein, the Corporation and the Indemnitees agree as follows:

                                    SECTION 1
                                    ---------

                 MANDATORY INDEMNIFICATION IN PROCEEDINGS OTHER
                THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION
                ------------------------------------------------

         Subject to Section 5 hereof, the Corporation shall defend, indemnify and hold harmless each Indemnitee from and against any and all claims, damages, costs, expenses (including attorneys' fees), judgments, penalties, fines (including excise taxes assessed with respect to an employee benefit plan), settlements, and all other obligations or liabilities incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed legal action, suit or proceeding, whether

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civil, criminal, administrative, or investigative (other than a legal action or proceeding by or in the right of the Corporation) and to which an Indemnitee was or is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an officer, director, shareholder, employee, consultant, adviser or agent of the Corporation, or is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent of another corporation (including subsidiaries of the Corporation), partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by an Indemnitee in any such capacity or capacities, provided that the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    SECTION 2
                                    ---------

                    MANDATORY INDEMNIFICATION IN PROCEEDINGS
                      BY OR IN THE RIGHT OF THE CORPORATION
                      -------------------------------------

         Subject to Section 5 hereof, the Corporation shall defend, indemnify and hold harmless each Indemnitee from and against any and all claims, damages, costs, expenses (including attorneys' fees), judgments, penalties, fines, obligations, liabilities and amounts incurred or paid by him in connection with the investigation, defense, prosecution, settlement or appeal of any threatened, pending or completed legal action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor, whether civil, criminal, administrative or investigative, and to which the Indemnitee was or is a party or is threatened to be made party by reason of the fact that the Indemnitee is or was an officer, director, shareholder, employee, consultant, adviser, or agent of the Corporation, or is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee adviser or agent of another corporation (including subsidiaries of the Corporation), partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by an Indemnitee in any such capacity or capacities, provided that (i) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation and (ii) no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation for misconduct in the performance of his duty to the Corporation unless, and only to the extent that, the court in which such proceeding was brought (or any other court of competent jurisdiction) shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such costs, expenses and other amounts which such court shall deem proper.

                                    SECTION 3
                                    ---------

                   MANDATORY INDEMNIFICATION AGAINST EXPENSES
                            INCURRED WHILE TESTIFYING
                            -------------------------

         Subject to Section 5 hereof, the Corporation shall indemnify each Indemnitee against all costs and expenses (including attorneys' fees) incurred or paid by the Indemnitee as a result of providing testimony in any legal action or proceeding, whether civil, criminal, administrative or investigative (including but not limited to any legal action or proceeding by or in the right of the Corporation to procure judgment in its favor), by reason of the fact that the Indemnitee is or was an officer, director, shareholder, employee, consultant, adviser or agent of the Corporation, or is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent of another corporation (including subsidiaries of the Corporation), partnership, joint venture, trust, employee benefit plan or other enterprise.

                                    SECTION 4
                                    ---------

                       REIMBURSEMENT OF EXPENSES FOLLOWING
                           ADJUDICATION OF NEGLIGENCE
                           --------------------------

         The Corporation shall reimburse each Indemnitee for all costs and expenses (including attorneys' fees) and amounts incurred or paid by him in connection with the investigation, defense, settlement or appeal of any legal action or proceeding described in Section 2 hereof that results in an adjudication that the Indemnitee was liable for negligence, gross negligence or recklessness (but not willful misconduct) in the performance of his duty to the Corporation; provided, however, that the Indemnitee acted in good and in a manner he believed to be in the best interests of the Corporation.

                                    SECTION 5
                                    ---------

                        AUTHORIZATION OF INDEMNIFICATION
                        --------------------------------

         5.1. Any indemnification under Sections 1, 2 and 3 hereof (unless ordered by a court), and any reimbursement made under Section 4 hereof, shall be made by the Corporation only as authorized in the specific case upon a determination (the "Determination") that indemnification or reimbursement of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable requirements set forth in Sections 1, 2, 3 and 4 hereof, as the case may be. Subject to Sections 6.6, 6.7 and 9 of this Agreement, the Determination shall be made in the following order of preference:

                  (1) first, by the Corporation's Board of Directors (the "Board") by majority vote or consent of a quorum consisting of directors ("Disinterested Directors") who are not, at the time of the Determination, named parties to such legal action, suit, or proceeding; or

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

                  (2) next, if such quorum of Disinterested Directors cannot be obtained, by majority vote or consent of a committee duly designated by the Board (in which designation of all directors, whether or not Disinterested Directors, may participate) consisting solely of two or more Disinterested Directors; or

                  (3) next, if such a committee cannot be designated, by any independent legal counsel (who may be any outside counsel regularly employed by the Corporation) in a written opinion; or

                  (4) next, if such legal counsel determination cannot be obtained, by vote or consent of the holders of a majority of the Corporation's common stock.

         5.2. No Presumptions. The termination of any legal action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

         5.3. Benefit Plan Conduct. The Indemnitee's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interests of the participants in and beneficiaries of the plan shall be deemed to be conduct that the Indemnitee reasonably believed to be not opposed to the best interests of the Corporation.

         5.4. Reliance a Safe Harbor. For purposes of any Determination hereunder, the Indemnitee shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on (i) the records or books of account of the Corporation or another enterprise, including financial statements, (ii) information supplied to him by the officers of the Corporation or another enterprise in the course of their duties, (iii) the advice of legal counsel for the Corporation or another enterprise, or (iv) information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this
Section 5.3 shall mean any other corporation (including subsidiaries of the Corporation) or any partnership, joint venture, trust, employee benefit plan or other enterprise of which the Indemnitee is or was serving at the request of the Corporation as an officer, director, partner, trustee, employee, adviser or agent. The provisions of this Section 5.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which an Indemnitee may be deemed to have met the applicable standard of conduct set forth in Section 1, 2, or 4 hereof, as the case may be.

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

         5.5. Success on Merits or Otherwise. Notwithstanding any other provision of this Agreement, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any action, suit, or proceeding described in Section 1 or 2 hereof, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs and expenses (including attorneys' fees) incurred by him in connection with the investigation, defense, settlement or appeal thereof. For purposes of this
Section 5.4, the term "successful on the merits or otherwise" shall include, but not be limited to, (i) any termination, withdrawal, or dismissal (with or without prejudice) of any claim, action, suit or proceeding against the Indemnitee without any express finding of liability or guilt against him, or
(ii) the expiration of 120 days after the making of any claim or threat of an action, suit or proceeding without the institution of the same and without any promise or payment made to induce a settlement.

         5.6. Partial Indemnification or Reimbursement. If the Indemnitee is entitled under any provision of this Agreement to indemnification and/or reimbursement by the Corporation for some or a portion of the claims, damages, expenses (including attorneys' fees), judgments, penalties, fines or amounts paid in settlement by the Indemnitee in connection with the investigation of, defense of, settlement of, appeal of our testimony provided with respect to any action or proceeding specified in Section 1, 2, or 3 hereof, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify and/or reimburse the Indemnitee for the portion thereof to which the Indemnitee is entitled. The party or parties making the Determination shall determine the portion (if less than all) of such claims, damages, expenses (including attorneys' fees), judgments, penalties, fines or amounts paid in settlement for which the Indemnitee is entitled to indemnification and/or reimbursement under this Agreement.

                                    SECTION 6
                                    ---------

                     PROCEDURES FOR DETERMINATION OF WHETHER
                          STANDARDS HAVE BEEN SATISFIED
                          -----------------------------

         6.1.     Costs. All costs of making the Determination required by
Section 5 hereof shall be borne solely by the Corporation, including, but not limited to, the costs of legal counsel, proxy solicitations and judicial determinations. The Corporation shall also be solely responsible for paying (i) all reasonable costs and expenses incurred by the Indemnitee to enforce this Agreement, including, but not limited to, all costs incurred by the Indemnitee to obtain court-ordered indemnification pursuant to Section 9 hereof, regardless of the outcome of any such application or proceeding, and (ii) all costs of defending any legal actions or proceedings challenging payments to the Indemnitee under this Agreement.

         6.2. Timing of the Determination. The Corporation shall use its best efforts to make the Determination contemplated by Section 5 hereof promptly (but in no event later than forty-five (45) days after receipt by the Corporation of a written request for indemnification). In addition, the Corporation agrees:

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

                  (a) if the Determination is to be made by the Board or a committee thereof, such Determination shall be made not later than 15 days after a written request for a Determination (a "Request") is delivered to the Corporation by the Indemnitee;

                  (b) if the Determination is to be made by independent legal counsel, such Determination shall be made not later than 30 days after a Request is delivered to the Corporation by the Indemnitee; and

                  (c) if the Determination is to be made by the shareholders of the Corporation, such Determination shall be made not later than 90 days after a Request is delivered to the Corporation by the Indemnitee.

                           The failure to make a Determination within the above-specified time period shall constitute a Determination approving full indemnification or reimbursement of the Indemnitee. Notwithstanding anything herein to the contrary, a Determination may be made in advance of (i) the Indemnitee's payment (or incurring) of expenses with respect to which indemnification of reimbursement is sought, and/or
                           (ii) final disposition of the action, suit or proceeding with respect to which indemnification or reimbursement is sought.

         6.3. Payment of Indemnified Amount. Immediately following a Determination that the Indemnitee has met the applicable requirements set forth in Sections 1, 2, 3, or 4 hereof, as the case may be, or the passage of time prescribed for making such Determination(s), the Corporation shall pay to the Indemnitee in cash, the amount which the Indemnitee is entitled to be indemnified and/or reimbursed, as the case may be, without further authorization or action by the Board; provided, however, that costs and expenses for which indemnification or reimbursement is sought have actually been incurred by the Indemnitee.

         6.4. Shareholder Vote on Determination. Notwithstanding the provisions of applicable law, if the Indemnitee is a shareholder of the Corporation, the Indemnitee and any other shareholder who is a party to the legal action or proceeding for which indemnification or reimbursement is sought shall be entitled to vote on any Determination to be made by the Corporation's shareholders. In addition, in connection with each meeting at which a shareholder Determination will be made, the Corporation shall solicit proxies that expressly include a proposal to indemnify or reimburse the Indemnitee. The Corporation's proxy statement relating to the proposal to indemnify or reimburse an Indemnitee shall not include a recommendation against indemnification or reimbursement.

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

         6.5. Selection of Independent Legal Counsel. If the Determination required under Section 5 is to be made by independent legal counsel, such counsel shall be selected by the Indemnitee with the approval of the Board, which approval shall not be unreasonably withheld. The fees and expenses incurred by counsel in making any Determination (including Determinations pursuant to Section 6.7 hereof) shall be borne solely by the Corporation regardless of the results of any Determination and, if requested by counsel, the Corporation shall give counsel an appropriate written agreement with respect to the payment of their fees and expenses and such other matters as may be reasonably requested by counsel.

         6.6. Right of Indemnitee to Appeal an Adverse Determination by Board. If a Determination is made by the Board or a committee thereof that the Indemnitee did not meet the requirements set forth in Section 1, 2, 3, or 4 hereof, upon the written request of the Indemnitee and the Indemnitee's delivery of $500 to the Corporation, the Corporation shall cause a new Determination to be made by the Corporation's shareholders at the next regular or special meeting of shareholders. Subject to Section 9 hereof, such Determination by the Corporation's shareholders shall be binding and conclusive for all purposes of this Agreement.

         6.7. Right of Indemnitee to Select Forum for Determination. If at any time subsequent to the date of this Agreement, Continuing Directors (as defined below) do not constitute a majority of the members of the Board, or there is otherwise a change in control of the Corporation, then upon the request of the Indemnitee, the Corporation shall cause the Determination required by
Section 5 hereof to be made by independent counsel selected by the Indemnitee and approved by the Board (which approval shall not be unreasonably withheld), which counsel shall be deemed to satisfy the requirements of clause (3) of
Section 5 hereof. If legal counsel selected by the Indemnitee is not willing and/or able to make the Determination, then the Corporation shall cause the Determination to be made by a majority vote or consent of a Board committee consisting solely of Continuing Directors. For purposes of this Agreement, a "Continuing Director" means either a member of the Board on the date of this Agreement or a person nominated to serve as a member of the Board by a majority of the then Continuing Directors.

         6.8. Access by Indemnitee to Determination. The Corporation shall afford to the Indemnitee and his representatives ample opportunity to present evidence of the facts upon which the Indemnitee relies for indemnification or reimbursement, together with other information relating to any requested Determination. The Corporation shall also afford the Indemnitee the reasonable opportunity to include such evidence and information in any Corporation proxy statement relating to a shareholder Determination.

         6.9. Judicial Determinations in Derivative Suits. In each legal action or proceeding described in Section 2 hereof, the Corporation shall cause its counsel to use its best efforts to obtain from the Court in which such action or proceeding was brought (i) an express adjudication whether the Indemnitee is liable for negligence or misconduct in the performance of his duty to the Corporation, and, if the Indemnitee is so liable, (ii) a determination whether and to what extent, despite the adjudication of liability but in view of all the circumstances of the case (including this Agreement), the Indemnitee is fairly and reasonably entitled to indemnification.

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                                    SECTION 7
                                    ---------

                               SCOPE OF INDEMNITY
                               ------------------

         The actions, suits and proceedings described in Section 1 and 2 hereof shall include, for purposes of this Agreement, any actions that involve, directly or indirectly, activities of the Indemnitee both in his capacities as a Corporation director, officer, adviser, or agent and actions taken in another capacity while serving as a director, officer, adviser, or agent, including, but not limited to, actions or proceedings involving (i) compensation paid to the Indemnitee by the Corporation (ii) activities by the Indemnitee on behalf of the Corporation, including actions in which the Indemnitee is plaintiff, (iii) actions alleging a misappropriation of a "corporate opportunity", (iv) responses to a takeover attempt or threatened takeover attempt of the Corporation, (v) transactions by the Indemnitee in the Corporation's securities, and (vi) the Indemnitee's preparation for and appearances (or potential appearance) as a witness in any action or proceeding relating, directly or indirectly, to the Corporation. In addition, the Corporation agrees that, for purposes of this Agreement, all services performed by the Indemnitee on behalf of, in connection with or related to any subsidiary of the Corporation, any employee benefit plan established for the benefit of employees of the Corporation or any subsidiary, corporation, partnership or other entity in which the Corporation or any subsidiary has a 5% or greater ownership interest, or any other affiliate shall be deemed to be at the request of the Corporation.

                                    SECTION 8
                                    ---------

                              ADVANCE FOR EXPENSES
                              --------------------

         8.1. Mandatory Advance. All costs and expenses (including attorneys' fees) incurred by the Indemnitee in investigating, defending, settling, or appealing any action, suit or proceeding described in Section 1 or 2 hereof shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding. The Corporation shall promptly pay the amount of such costs and expenses to the Indemnitee, but in no event later than 7 days following the Indemnity's delivery to the Corporation of a written request for an advance pursuant to this Section 8, together with a reasonable accounting of such costs and expenses.

         8.2. Undertaking to Repay. The Indemnitee hereby undertakes and agrees to repay to the Corporation any advances made pursuant to this Section 8 if and to the extent that it shall ultimately be found that the Indemnitee is not entitled to be indemnified by the Corporation for such amounts.

         8.3. Miscellaneous. The Corporation shall make the advances contemplated by this Section 8 regardless of the Indemnitee's financial ability to make repayment, and regardless of whether indemnification of the Indemnitee by the Corporation will ultimately be required. Any advances and undertakings to repay pursuant to this Section 8 shall be unsecured and interest-free.

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                                    SECTION 9
                                    ---------

                          COURT ORDERED INDEMNIFICATION
                          -----------------------------

         9.1. Application to Court. Regardless of whether the Indemnitee has met the requirements set forth in Section 1, 2, 3, or 4 hereof, as the case may be, and notwithstanding the presence or absence of any Determination whether such standards have been satisfied, the Indemnitee may apply for indemnification (and/or reimbursement pursuant to Section 4 or 13 hereof) to the court conducting any action or proceeding to which the Indemnitee is a party or to any other court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification (and/or reimbursement) if it determines the Indemnitee is fairly and reasonably entitled to indemnification (and/or reimbursement) in view of all the relevant circumstances (including this Agreement).

         9.2. Enforceability. The right to indemnification and advances as provided by this Agreement shall be enforceable by an Indemnitee in an action in any court of competent jurisdiction. In such an action, the burden of proving that indemnification is not required hereunder shall be on the Corporation. Neither the failure of the Corporation (including its Board and independent legal counsel) to have made a declaration prior to the commencement of such an action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual Determination by the Corporation (including its Board and independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to such an action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's expenses reasonably incurred in connection with establishing his right to indemnification, in whole or in part, in connection with any proceeding shall also be indemnified by the Corporation.

                                   SECTION 10
                                   ----------

                           NON-DISCLOSURE OF PAYMENTS
                           --------------------------

         Except as expressly required by applicable law, neither the Corporation nor any Indemnitee shall disclose any payments under this Agreement unless prior approval of each of the applicable parties is obtained. Any payments to an Indemnitee that must be disclosed shall, unless otherwise required by law, be described only in the Corporation's proxy or information statements relating to special and/or annual meetings of the Corporation's shareholders, and the Corporation shall afford the Indemnitee the reasonable opportunity to review all such disclosures and, if requested, to explain in such statement any mitigating circumstances regarding the events reported.

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                                   SECTION 11
                                   ----------

        COVENANT NOT TO SUE, LIMITATION OF ACTIONS AND RELEASE OF CLAIMS
        ----------------------------------------------------------------

         No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Corporation (or any of its subsidiaries) against an Indemnitee, his spouse, heirs, executors, personal representatives or administrators, after the expiration of 2 years from the date the Indemnitee ceases (for any reason) to serve as either an officer, director, advisor, or agent of the Corporation, and any claim or cause of action of the Corporation (or any of its subsidiaries) shall be extinguished and deemed released unless asserted by filing of a legal action within such 2-year period.

                                   SECTION 12
                                   ----------

                     INDEMNIFICATION OF INDEMNITEE'S ESTATE
                     --------------------------------------

         Notwithstanding any other provision of this Agreement, if the Indemnitee is deceased, and indemnification of the Indemnitee would be permitted and/or required under this Agreement, the Corporation shall defend, indemnify and hold harmless the Indemnitee's estate, spouse, heirs, administrators, personal representatives and executors (collectively the "Indemnitee's Estate") against, and the Corporation shall assume, any and all claims, damages, liabilities, costs, expenses (including attorney's fees) penalties, judgements, fines, and amounts paid in settlement actually incurred by the Indemnitee or the Indemnitee's Estate in connection with the investigation, defense, settlement, or appeal of any action or proceeding described in Section 1 or 2 hereof.

                                   SECTION 13
                                   ----------

                                DEFENSE OF CLAIMS
                                -----------------

         13.1. Notification of Indemnification Claim. Promptly after receipt by Indemnitee of notice of the commencement of any legal action or proceeding which is the subject of this Agreement, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation in writing of the commencement thereof, but the omission to so notify the Corporation will not relieve the Corporation from any liability that it may have to the Indemnitee, unless such omission prejudices the Corporation with respect thereto.

         13.2. Defense of Claim. Notwithstanding any other provision of this Agreement, with respect to any such legal action or proceeding to which an Indemnitee gives notice to the Corporation of the commencement thereof: (a) The Corporation will be entitled to participate therein at its own expense; and (b) except as otherwise provided in this Section 13.2, to the extent that it wishes, the Corporation, jointly with any other indemnifying party similarly notified, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Corporation to an

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Indemnitee of its election to so assume the defense of any such action or proceeding, the Corporation shall not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than the costs of investigation or as otherwise provided below, provided that the Indemnitee approves counsel to be engaged by the Corporation therein. Indemnitee shall have the right to employ its own counsel in any such legal action or proceeding, however, the fees and expenses of such counsel following the date of Indemnitee's approval of the Corporation's counsel therein shall be at the expense of the Indemnitee unless
(i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel for the Corporation shall reasonably conclude that there may be a conflict of interest between the Corporation and the Indemnitee in the conduct of the defense of such action or proceeding, such that under the applicable code of professional responsibility the same counsel cannot represent both the Corporation and the Indemnitee, or (iii) the Corporation shall not in fact have employed counsel approved by Indemnitee to assume the defense of any such action or proceeding, in each of which cases, all of the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.

         13.3. Settlement. The Corporation shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid by Indemnitee in settlement of any legal action or proceeding effected without the Corporation's written consent, unless the Corporation is in breach of its obligations under this Agreement. The Corporation shall not settle any such action or proceeding in any manner that would impose any penalty, limitation or obligation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold, condition or delay providing their consent to any such proposed settlement.

                                   SECTION 14
                                   ----------

                                      TERM
                                      ----

         This Agreement shall continue until and terminate upon the later of (a) ten years after the date that Indemnitee ceases to be employed by the Corporation or any of its subsidiaries (including service as a member of the Corporation's or any of its subsidiary's Board of Directors), (b) the final termination of any pending or threatened legal actions or proceedings to which the Indemnitee may be subject, by reason of the fact that he is or was a director, officer, employee, agent or fiduciary of the Corporation or is or was performing services at the request of the Corporation or any subsidiary thereof as a director, officer, employee, agent or fiduciary of any other entity including, but not limited to, another corporation, partnership, joint venture or trust, or by reason of any act or omission by him in such capacity, or (c) the expiration of all applicable statutes of limitation with respect to all such actions or potential actions to which the Indemnitee is or could be a party as a result of his services to the Corporation and/or its subsidiaries.

                                   SECTION 15
                                   ----------

                                  MISCELLANEOUS
                                  -------------

         15.1. Notice Provision. Any notice, demand or communication required or permitted to be delivered or given by the provisions of this Agreement shall be deemed to have been effectively delivered or given and received on the date personally delivered to the respective party to whom it is directed, or within three (3) days after being sent by registered or certified mail, with postage prepaid and addressed to the parties at the addresses set forth in the preamble to this Agreement. Any party may by notice change the address to which notice or other communications to it are to be delivered or mailed.

         15.2. Entire Agreement. Except for the Corporation's Articles of Incorporation and By-Laws, this Agreement constitutes the entire understanding of the parties and supercedes all prior understandings, whether written or oral, between the parties with respect to the subject matter of this Agreement.

         15.3. Non-exclusivity. The rights of indemnification and reimbursement provided for in this Agreement shall be in addition to any other rights to which the Indemnitee may otherwise be entitled under the Corporation's Articles of Incorporation or By-Laws or any statute, agreement, vote of shareholders or otherwise. To the extent that any change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement that would be afforded currently under the Corporation's Certificate of Incorporation, or otherwise as set forth in this Agreement, it is the intent of the parties that this Agreement provide Indemnitee with all of the greater benefits so afforded by such change and the Corporation will, upon request of an Indemnitee, so amend or modify this Agreement to effectuate the foregoing.

         15.4. Severability of Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         15.5. Saving Clause. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to all costs, expenses, liabilities, judgments, fines, and penalties with respect to any legal action or proceeding to the fullest extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable law.

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

         15.6. Cooperation and Intent. The Corporation shall cooperate in good faith with the Indemnitee and use its best efforts to ensure that the Indemnitee is indemnified and/or reimbursed for liabilities described herein to the fullest extent permitted by law.

         15.7. Employment. Nothing in this Agreement shall confer on Indemnitee the right to continue in the employ or service of the Corporation or affect the right of the Corporation to terminate an Indemnitee's employment and/or directorship at any time in the sole discretion of the Corporation, with or without cause, subject to any contractual or other rights which Indemnitee may have as a result of, or otherwise with respect to, any such termination.

         15.8. Security. To the fullest extent permitted by applicable law, the Corporation may from time to time, but shall not be required to, provide such insurance, collateral, letters of credit, or other security devices as its Board may deem appropriate to support or secure the Corporation's obligations under this Agreement.

         15.9. Applicable Law. This Agreement shall be governed by and construed under the laws of the State of New York.

         15.10. Amendment. No amendment, modification or alteration of the terms of this Agreement shall be binding unless in writing, dated subsequent to the date of this Agreement, and executed by the parties to be bound thereby.

         15.11. Binding Effect. The obligations of the Corporation to the Indemnitee hereunder shall survive and continue as to the Indemnitee even if the Indemnitee ceases to be a director, officer, employee, adviser and/or agent of the Corporation. Each and all of the covenants, terms and provisions of this Agreement shall be binding upon and inure to the benefit of the estate, heirs, executors, administrators and personal representatives of Indemnitee.

         15.12. Execution in Counterparts. This Agreement and any amendment may be executed simultaneously or in counterparts, each of which together shall constitute on and the same instrument.

         15.13. Effective Date. The provisions of this Agreement shall cover claims, actions, suits and proceedings whether now pending or hereafter commenced and shall be retroactive to cover all acts or omissions or alleged acts or omissions which heretofore have taken place.

                        [SIGNATURES FOLLOW ON NEXT PAGE]

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

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                      THE SAGEMARK COMPANIES LTD.

                                      By:  /s/ THEODORE B. SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro,
                                           President and Chief Executive Officer

                                      INDEMNITEES:

                                      /s/ STEPHEN A. SCHULMAN
                                      ------------------------------------------
                                      Stephen A. Schulman, M.D.

                                      /s/ THEODORE B. SHAPIRO
                                      ------------------------------------------
                                      Theodore B. Shapiro

                                      /s/ ROBERT L. BLESSEY
                                      ------------------------------------------
                                      Robert L. Blessey

                                      /s/ EDWARD D. BRIGHT
                                      ------------------------------------------
                                      Edward D. Bright

                                      /s/ ABDALLAH S. MISHRICK
                                      ------------------------------------------
                                      Abdallah S. Mishrick

                                      /s/ GEORGE W. MAHONEY
                                      ------------------------------------------
                                      George W. Mahoney


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